EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated as of this first day of January, 1999, between Foamex International Inc., a Delaware corporation (the "Company"), and Marshall
S. Cogan (the "Executive").

                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, the Company desires to employ the Executive and the Executive has indicated his willingness to provide his services, on the terms and conditions set forth herein;

     NOW, THEREFORE, on the basis of the foregoing premises and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Employment. The Company hereby agrees to employ the Executive and the Executive hereby accepts employment with the Company, on the terms and subject to the conditions hereinafter set forth. Subject to the terms and conditions contained herein, the Executive shall serve as Vice Chairman of the Board and Chairman of the Executive Committee of the Company and, in such capacity, shall report directly to the Board of Directors of the Company and shall have such duties as are typically performed by the Vice Chairman of the Board and Chairman of the Executive Committee of the Company, together with such additional duties, commensurate with the Executive's position as Vice Chairman of the Board and Chairman of the Executive Committee of the Company, as may be assigned to the Executive from time to time by the Board of Directors of the Company (the "Board of Directors"). The principal location of the Executive's employment shall be at the Company's principal executive office located in New York, New York, although the Executive understands and agrees that he may be required to travel from time to time for business reasons.

     SECTION 2. Term. Subject to the provisions and conditions of this Agreement (including Section 6), the Executive's employment hereunder shall commence on the date hereof and shall continue during the period ending December 31, 2000 (the "Initial Term"). The Employment Term shall automatically extend an additional day on each day of the Initial Term and on each day thereafter unless and until either party shall provide notice of termination pursuant to Section 6 herein. The Initial Term, together with any extension pursuant to this Section 2, is referred to herein as the "Employment Term". The Employment Term will remain at two years unless and until this Agreement is terminated pursuant to
Section 6 herein.

     SECTION 3.  Compensation.

     (a) Salary. As compensation for the performance of the Executive's services hereunder, the Company shall pay to the Executive a salary (the "Salary") of $850,000 per annum with increases, if any, as may be approved in writing by the Board of Directors. The Salary shall be payable in accordance with the payroll practices of the Company as the same shall exist from time to time. In no event shall the Salary be decreased during the Employment Term.

     (b) Bonus Plan. The Executive shall be eligible but not entitled to receive an annual cash bonus ("Bonus") which shall be determined by the Board of Directors.

     (c) Benefits. In addition to the Salary and Bonus, the Executive shall be entitled to participate in health, insurance, pension, automobile and other benefits provided to other senior executives of the Company on terms no less favorable than those available to such senior executives of the Company. The Executive shall also be entitled to the same number of vacation days, holidays, sick days and other benefits as are generally allowed to other senior executives of the Company in accordance with the Company policy in effect from time to time.

     SECTION 4. Exclusivity. During the Employment Term, the Executive shall faithfully serve the Company, shall in all respects conform to and comply with the lawful and reasonable directions and instructions given to him by the Board of Directors in accordance with the terms of this Agreement, and shall use his best efforts to promote and serve the interests of the Company.

     SECTION 5. Reimbursement for Expenses. The Executive is authorized to incur reasonable expenses in the discharge of the services to be performed hereunder, including expenses for travel, entertainment, lodging and similar items in accordance with the Company's expense reimbursement policy, as the same may be modified by the Board of Directors from time to time. The Company shall reimburse the Executive for all such proper expenses upon presentation by the Executive of itemized accounts of such expenditures in accordance with the financial policy of the Company, as in effect from time to time.

     SECTION 6.  Termination and Default.

     (a) Death. This Agreement shall automatically terminate upon the death of the Executive and upon such event, the Executive's estate shall be entitled to receive the amounts specified in Section 6(f) below.

     (b) Disability. If the Executive is unable to perform the duties required of him under this Agreement because of illness, incapacity, or physical or mental disability, this Agreement shall remain in full force and effect and the Company shall pay all compensation required to be paid to the Executive hereunder, unless the Executive is unable to perform the duties required of him under this Agreement for an aggregate of 120 days (whether or not consecutive) during any 12-month period during the term of this Agreement, in which event this Agreement (other than Sections 6(f), 7, 8 and 11 hereof), including, but not limited to, the Company's obligations to pay any Salary or to provide any privileges under this Agreement, shall terminate.

     (c) Just Cause. The Company may terminate this Agreement (other than Sections 6(f), 7, 8 and 11 hereof) at any time. If the Executive's employment is terminated pursuant to this Section 6(c), the Executive shall be entitled to receive the amounts specified in Section 6(f) below. In the event of termination pursuant to this Section 6(c) for Just Cause, the Company shall deliver to the Executive written notice setting forth the basis for such termination, which notice shall specifically set forth the nature of the Just Cause which is the reason for such termination. Termination of the Executive's employment hereunder shall be effective upon delivery of such notice of termination. For purposes of this Agreement, "Just Cause" shall mean: (i) the Executive's failure (except where due to a disability contemplated by subsection (b) hereof), neglect or refusal to perform his duties hereunder which failure, neglect or refusal shall not have been corrected by the Executive within 30 days of receipt by the Executive of written notice from the Company of such failure, neglect or refusal, which notice shall specifically set forth the nature of said failure, neglect or refusal, (ii) any willful or intentional act of the Executive that has the effect of injuring the reputation or business of the Company or its affiliates in any material respect, (iii) any continued or repeated absence from the Company, unless such absence is (A) approved or excused by the Board of Directors or (B) is the result of the Executive's illness, disability or incapacity (in which event the provisions of Section 6(b) hereof shall control),
(iv) use of illegal drugs by the Executive or repeated drunkenness, (v) conviction of the Executive for the commission of a felony, or (vi) the commission by the Executive of an act of fraud or embezzlement against the Company.

     (d) Good Reason. The Executive may terminate this Agreement (other than Sections 6(b), 7, 8 and 11) for "Good Reason" if he resigns from employment hereunder within twelve (12) months after a Change of Control (as defined in Section 6(g) below) or following a Substantial Breach (as hereinafter defined) if such Substantial Breach shall not have been corrected by the Company within thirty (30) days of receipt by the Company of written notice from the Executive of the occurrence of such Substantial Breach, which notice shall specifically set forth the nature of the Substantial Breach which is the reason for resignation. The term "Substantial Breach" means (i) the failure by the Company to pay to the Executive the Salary and Bonus, if any, in accordance with Sections 3(a) and 3(b) hereof, (ii) the failure by the Company to allow the Executive to participate in the Company's employee benefit plans generally available from time to time to senior executives of the Company, (iii) a material diminution in the Executive's responsibilities, (iv) the Company's requiring the Executive to be based at any office or location that is more than twenty-five (25) miles further from the Company's executive offices located in New York, New York, or (v) the failure of any successor to all or substantially all of the business and/or assets of the Company to assume this Agreement in the event of a Change of Control; provided, however, that the term "Substantial Breach" shall not include a termination of the Executive's employment hereunder pursuant to Sections 6(b) or (c) hereof. The date of termination of the Executive's employment under this Section 6(d) shall be the effective date of any resignation specified in writing by the Executive, which shall not be less than thirty (30) days after receipt by the Company of written notice of such resignation, provided that such resignation shall not be effective pursuant to this Section 6(d) and the Substantial Breach shall be deemed to have been cured if such Substantial Breach is corrected by the Company during such 30-day period.

     (e) Resignation. The Executive shall have the right immediately to terminate this Agreement (other than Sections 6(f), 7, 8 and 11) by giving notice of the Executive's resignation other than for Good Reason. Upon receipt of such notice, this Agreement, other than Sections 6(f), 7, 8 and 11, shall terminate immediately.

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

     (f) Payments. In the event that the Executive's employment hereunder terminates for any reason, the Company shall pay to the Executive all amounts accrued but unpaid hereunder through the date of termination in respect of Salary or unreimbursed expenses. In the event the Executive's employment hereunder is terminated by the Company without Just Cause or by the Executive with Good Reason, in addition to the amounts specified in the foregoing sentence, (i) the Executive shall continue to receive the Salary (less any applicable withholding or similar taxes) at the rate in effect hereunder on the date of such termination periodically, in accordance with the Company's prevailing payroll practices, for a period of twenty-four (24) months following the date of such termination (the "Severance Term") and (ii) the Executive shall continue to receive any health or insurance benefits provided to him as of the date of such termination in accordance with Section 3(c) hereof during the Severance Term. In the event the Executive accepts other employment or engages in his own business prior to the last date of the Severance Term, the Company shall not be entitled to set off from amounts due the Executive under this
Section 6(f) the amounts paid or benefits provided to the Executive in respect of such other employment or business activity. Amounts owed by the Company in respect of the Salary or reimbursement for expenses under the provisions of
Section 5 hereof shall, except as otherwise set forth in this Section 6(f), be paid promptly upon any termination. Upon any termination of this Agreement, all of the rights, privileges and duties of the Executive hereunder shall cease, expect for his rights under this Section 6(f) and his obligations under Sections 7, 8 and 11 hereunder. Anything in this Section 6(f) to the contrary notwithstanding, the payments and benefits to be provided to the Executive as set forth herein shall be reduced, on a dollar for dollar basis, to the extent of any other termination payments or benefits provided by the Company to the
Executive: (i) under any severance pay policy, plan or program maintained from time to time by the Company for its employees, or (ii) in connection with any "plant shutdown" or "mass layoff" under the Workers Adjustment or Retraining Act or any similar state or local worker dislocation statute.

     (g) Change in Control. For purposes of this Agreement, the term "Change in Control" shall mean:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change in
     Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company or any corporation controlled by the Company, (3) any acquisition by any corporation pursuant to a transaction which complies with (A), (B) and (C) of clause (iii) of this Section 6(g); or

          (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

          (iii) The consummation of a recapitalization, restructuring, exchange of equity for debt or debt for equity or a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Transition"), in each case, unless, following such Business Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Transition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Transition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially, the same proportions as their ownership, immediately prior to such Business Transition of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person who beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Transition or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Transition and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Transition were

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

     members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Transition; or

          (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     SECTION 7.  Restrictive Covenants.

     (a) Nondisclosure of Confidential Information. The Executive, except in connection with his employment hereunder, shall not disclose to any person or entity or use, either during the Employment Term or at any time thereafter, any information not in the public domain or generally known in the industry, in any form, acquired by the Executive while employed by the Company or any predecessor to the Company's business or, of acquired following the Employment Term, such information which, to the Executive's knowledge, has been acquired, directly or indirectly, from any person or entity owing a duty of confidentiality to the Company or any of its subsidiaries or affiliates, relating to the Company, its subsidiaries or affiliates. The Executive agrees and acknowledges that all of such information, in any form, and copies and extracts thereof, are and shall remain the sole and exclusive property of the Company, and upon termination of his employment with the Company, the Executive shall return to the Company the originals and all copies of any such information provided to or acquired by the Executive in connection with the performance of his duties for the Company, and shall return to the Company all files, correspondence and/or other communications received, maintained and/or originated by the Executive during the course of his employment.

     (b) No  Interference.  During  the  period  commencing  on the date of this
Agreement and ending on the first anniversary of the termination of the Executive's employment hereunder (such period is hereinafter referred to as the "Restricted Period"), the Executive shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), directly or indirectly solicit, endeavor to entice away from the Company, its affiliates or subsidiaries, or otherwise directly interfere with the relationship of the Company, its affiliates or subsidiaries with any person who, to the knowledge of the
Executive, is employed by or otherwise engaged to perform services for the Company, its affiliates or subsidiaries (including, but not limited to, any independent sales representatives or organizations) or who is, or was with the then most recent twelve-month period, a customer or client, of the Company, its predecessors or any of its subsidiaries or affiliates. The placement of any general classified or "help wanted" advertisements and/or general solicitations to the public at large shall not constitute a violation of this Section 7(b) unless the Executive's name is contained in such advertisements or solicitations.

     SECTION 8. Injunctive Relief. Without intending to limit the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in Section 7 hereof may result in material irreparable injury to the Company or its subsidiaries or affiliates for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction, without the necessity of proving irreparable harm or injury as a result of such breach or threatened breach of
Section 7 hereof, restraining the Executive from engaging in activities prohibited by Section 7 hereof or such other relief as may be required specifically to enforce any of the covenants in Section 7 hereof.

     SECTION. 9. Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties, including, but not limited to, the Executive's heirs and the personal representatives of the Executive's estate; provided, however, that neither party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, the Company shall have the unrestricted right to assign this Agreement and to delegate all or any part of its obligations hereunder to any of its subsidiaries or affiliates, but in such event such assignee shall expressly assume all obligations of the Company hereunder and the Company shall remain fully liable for the performance of all of such obligations in the manner prescribed in this Agreement. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     SECTION 10. Waiver and Amendments. Any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company's behalf by the Board of Directors. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a

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

waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

     SECTION 11. Severability and Governing Law. The Executive acknowledges and agrees that the covenants set forth in Section 7 hereof are reasonable and valid in scope and in all other respects. If any of such covenants or such other provisions of this Agreement are found to be invalid or unenforceable by a final determination of a court of competent jurisdiction (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     SECTION 12.  Notices.

     (a) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

          (i) If to the Executive, at 810 Fifth Avenue, Apt. 6, New York, New York 10021, or at such other address as the Executive may have furnished the Company in writing,

          (ii) If to the Company, at 375 Park Avenue, New York, New York 10152, marked for the attention of the Company's General Counsel, or at such other address as it may have furnished in writing to the Executive.

     (b) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery, if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

     SECTION 13. Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof, affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     SECTION 14. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto regarding the employment of the Executive. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement.

     SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            FOAMEX INTERNATIONAL INC.



                            By:  /s/ Andrea Farace
                                 ---------------------------------------------
                                 Name:    Andrea Farace
                                 Title:   Chairman and Chief Executive Officer


                                 /s/ Marshall S. Cogan
                                 ---------------------------------------------
                                 Marshall S. Cogan, Executive


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